Pioneer Ibbotson Moderate Allocation VCT Portfolio
Class I Shares

Summary Prospectus	May 1, 2014

Before you invest, you may want to review the portfolio’s prospectus, which contains more information about the portfolio and its risks. You can find the portfolio’s prospectus, statement of additional information and other information about the portfolio online at http://us.pioneerinvestments.com/retire/vct_lit.jsp. You also can obtain this information at no cost by calling 1-800-225-6292 or by sending an email request to askpioneer@pioneerinvestments.com. The portfolio’s current prospectus and statement of additional information, dated May 1, 2014, and the independent registered public accounting firm’s report and financial statements in the portfolio’s annual report to shareholders dated December 31, 2013, are incorporated by reference into this summary prospectus.
Portfolio summary
Investment objectives
Long-term capital growth and current income.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. Your costs would be higher if fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option were included. Please consult your insurance company’s separate account prospectus or disclosure document for more information.
Annual portfolio operating expenses paid
(expenses that you pay each year as a percentage of the value of your investment)	Class I
Management Fees	0.14%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.11%
Acquired Fund Fees and Expenses [1]	0.81%
Total Annual Portfolio Operating Expenses Plus Acquired Fund Fees and Expenses [1]	1.06%
Fee Waiver and Expense Reimbursement [2]	–0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement Plus Acquired Fund Fees and Expenses[1,2]	1.05%
1	Total annual portfolio operating expenses in the table, before and after fee waiver and expense reimbursement, may be higher than the corresponding ratios of expenses to average net assets shown in the “Financial Highlights” section, which do not include acquired fund fees and expenses.
2	The portfolio’s investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all portfolio expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of Class I shares, based on the amount such expenses are reduced for another class of shares of the portfolio (0.01% for the fiscal year ended December 31, 2013). This expense limitation is in effect through May 1, 2015. There can be no assurance that the adviser will extend the expense limitation beyond such time. Net expenses for a Class may exceed the applicable expense limitation to the extent that the portfolio incurs excluded expenses. While in effect, the arrangement may be terminated only by agreement of the adviser and the Board of Trustees. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder.

Summary Prospectus
Example
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Number of years you own your shares (with or without redemption)
	1	3	5	10
Class I	$107	$336	$584	$1,293
Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 10% of the average value of the portfolio.
Principal investment strategies
The portfolio is a “fund of funds.” The portfolio seeks to achieve its investment objective by investing in other funds (“underlying funds” or “acquired funds“) rather than direct positions in securities. The underlying funds have their own investment objectives and principal investment strategies and invest in a variety of U.S. and foreign equity, debt and money market securities. Equity securities in which underlying funds invest include common stocks, preferred stocks and equity securities with common stock characteristics such as real estate investment trusts, and exchange-traded funds that invest primarily in equity securities. Debt securities in which underlying funds may invest include U.S. government securities, debt securities of corporate and other issuers, mortgage- and asset backed securities and short term debt securities. Underlying funds also may use derivatives, such as credit default swaps.
Because this is a moderate allocation portfolio, the portfolio’s assets will be invested in equity and fixed income funds, although a portion of its assets will be invested in cash, cash equivalents, or in money market funds. Under normal circumstances, the portfolio expects to invest its assets among asset classes in the following ranges. The portfolio’s investment adviser may change these allocation ranges from time to time without the approval of or notice to shareholders. The fixed income fund allocation includes the portfolio’s investments in cash, cash equivalents and money market funds.
Investment Strategies/Asset Class Targets
	Equity Fund Allocation	Fixed Income Fund Allocation	Alternatives/Commodities Allocation
Pioneer Ibbotson Moderate Allocation VCT Portfolio	50–70%	30–50%	0-4%
The intended benefit of asset allocation is that the diversification provided by allocating assets among asset classes, such as equity and debt securities, reduces volatility over the long-term. The subadviser, subject to the investment adviser’s supervision, allocates the portfolio’s assets among the underlying funds using a two-step process. First, the subadviser seeks to develop an optimal model allocation among underlying funds in different asset classes using an analysis that looks at forecast returns, standard deviations in historical returns and the correlation of the performance of different asset classes. The subadviser then invests the assets in underlying funds that invest in those asset classes. The subadviser’s analysis in selecting and weighting the underlying funds is based on quantitative and qualitative measures. Periodically, the subadviser may recommend the rebalancing of the portfolio’s assets among asset classes and underlying funds. Decisions to sell shares of the underlying funds are made for cash flow purposes, as a result of periodic rebalancing of the portfolio’s portfolio holdings, or as an adjustment to the portfolio’s target allocation.
From time to time the portfolio’s investment adviser may select new or different underlying funds other than those listed in the prospectus without prior approval or notice to shareholders.
Principal risks of investing in the portfolio
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.
For purposes of this section, “the portfolio” means the portfolio or, where applicable, an underlying fund.
Market risk. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing and systemic market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities worldwide. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as increase market volatility and reduce the value and liquidity of certain securities. Whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security or derivative position.
Fund of funds structure and layering of fees. The portfolio invests in the underlying funds, which may themselves invest in other investment companies, including exchange-traded funds (ETFs). Each underlying fund has its own investment risks that can affect the value of the underlying funds’ shares and therefore the net asset value of the portfolio. In addition to the portfolio’s operating expenses, the portfolio indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the portfolio entails more direct and indirect expenses than a direct investment in the underlying funds. Also, one underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable distributions consisting of gains from transactions by the underlying funds as well as gains from the portfolio’s transactions in shares of the underlying funds.

Summary Prospectus
Allocation risk. The subadviser’s evaluation of asset classes and market sectors in developing an allocation model, and its selection and weighting of underlying funds within the allocation model, may prove to be incorrect. To the extent that the portfolio invests a significant percentage of its assets in any one underlying fund, the portfolio will be subject to a greater degree to the risks particular to that underlying fund, and may experience greater volatility as a result.
Asset class variation risk. The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the portfolio’s assets invested in various underlying funds, the portfolio’s actual exposure to the securities in a particular asset class may vary substantially from its target asset allocation for that asset class.
Expense risk. Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual portfolio operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.
Principal risks of investing in the underlying funds
Risks of equity investments. Equity securities are more volatile and carry more risks than some other forms of investment. Risks of investing in underlying equity funds may include:
Value style risk. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.
Growth style risk. The portfolio's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.
Small and mid-size companies risk. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.
Risks of investments in REITs. Investments in real estate securities are affected by economic conditions, interest rates, governmental actions and other factors. In addition, investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Mortgage REITs are particularly subject to interest rate and credit risks. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Risks of initial public offerings. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the portfolio will have access to IPOs. The purchase of IPO shares may involve high transaction costs.
Risks of warrants and rights. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the portfolio loses any amount it paid for the warrant. The failure to exercise subscription rights to purchase common shares would result in the dilution of the portfolio’s interest in the issuing company.
Risks of fixed income investments. Risks of investing in underlying fixed income funds may include:
Interest rate risk. Interest rates may go up, causing the value of the portfolio's investments to decline (this risk generally will be greater for securities with longer maturities). Interest rates in the U.S. recently have been historically low and may be expected to go back up.
Credit risk. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.
Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The portfolio also may lose any premium it paid on the security.
Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.
U.S. government agency obligations risk. The portfolio invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
Mortgage-related and asset-backed securities risk. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there

Summary Prospectus
may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Risks of instruments that allow for balloon payments or negative amortization payments. Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.
Risks of subordinated securities. A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.
High yield or “junk” bond risk. Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.
Risks of investing in event-linked bonds. The return of principal and the payment of interest on “event-linked” bonds are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude or other event that leads to physical or economic loss. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified, the portfolio may lose a portion or all of its accrued interest and/or principal invested in the event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
Risks of investing in floating rate loans. Floating rate loans and similar investments may be illiquid or less liquid than other investments. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods.
Risks of investing in inverse floating rate obligations. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.
Inflation-linked security risk. The principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation. The inflation index used may not accurately measure the real rate of inflation. Inflation-linked securities may lose value or interest payments on such securities may decline in the event that the actual rate of inflation is different than the rate of the inflation index, and losses may exceed those experienced by other debt securities with similar durations. The value of inflation-linked securities may not be directly correlated to changes in interest rates, for example if interest rates rise for reasons other than inflation.
Risks of zero coupon bonds, payment in kind, deferred and contingent payment securities. These securities may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the portfolio receives no periodic cash payments on such securities, the portfolio is deemed for tax purposes to receive income from such securities, which applicable tax rules require the portfolio to distribute to shareholders. Such distributions may be taxable when distributed to taxable shareholders.
Repurchase agreement risk. In the event that the other party to a repurchase agreement defaults on its obligations, the portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Risks of equity and fixed income investments. Risks of investing in underlying equity and fixed income funds may include:
Risks of convertible securities. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A downturn in equity markets may cause the price of convertible securities to decrease relative to other fixed income securities.
Portfolio selection risk. The adviser or subadviser's judgment about the attractiveness, relative value or potential appreciation of an equity security, or about the quality, relative yield or relative value of a fixed income security, or about a particular sector, region or market segment, or about an investment strategy, or about interest rates, may prove to be incorrect.
Liquidity risk. Some securities and derivatives held by the portfolio may be impossible or difficult to sell or unwind particularly during times of market turmoil. Illiquid securities and derivatives also may be difficult to value. If the portfolio is forced to sell an illiquid asset or unwind a derivative position to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.
Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Currency risk. Because the portfolio may invest in non-U.S. currencies, securities denominated in non-U.S. currencies, and other currency-related investments, the portfolio is subject to currency risk, meaning that the portfolio could experience losses based on changes in the exchange rate between

Summary Prospectus
non-U.S. currencies and the U.S. dollar or as a result of currency conversion costs. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.
Forward foreign currency transaction risk. To the extent that the portfolio enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the portfolio's holdings, or if the counterparty defaults. Such transactions may also prevent the portfolio from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets. The portfolio's ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets, and the adviser’s judgment regarding the direction of changes in currency exchange rates.
Derivatives risk. Using options, swaps, futures and other derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio’s initial investment. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. New regulations are changing the derivatives markets. The regulations may make using derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance. For derivatives that are required to be traded through a clearinghouse or exchange, the portfolio also will be exposed to the credit risk of the clearinghouse and the broker that submits trades for the portfolio. It is possible that certain derivatives that are required to be cleared, such as certain swap contracts, will not be accepted for clearing. In addition, regulated trading facilities for swap contracts are relatively new; they may not function as intended, which could impair the ability to enter into swap contracts. The extent and impact of the new regulations are not yet fully known and may not be for some time.
Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to the issuer of the referenced obligation and either the counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade. In addition, for cleared trades, the brokerage firm would impose margin requirements and would be able to require termination of those trades in certain circumstances. Certain credit default swaps will be required to be traded on a regulated execution facility or contract market that makes them available for trading. The transition to trading these swaps on such a facility or contract market may not result in swaps being easier to trade or value and may present certain execution risks if such a facility or contract market does not operate properly. Swaps may be difficult to unwind or terminate. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. Once fully implemented, new regulations may make swaps more costly, may limit their availability, or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be for some time.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Commodity investments risk. Certain underlying funds may invest directly or indirectly in commodities. Exposure to the commodities markets may subject the portfolio to greater volatility than investments in other securities. The value of commodity-linked notes and other commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely and rapidly due to factors such as changes in value, supply and demand and governmental regulatory policies. Commodity-related investments may be more volatile and less liquid than the underlying commodities, instruments or measures, which may make it difficult for such investments to be sold at a price acceptable to the adviser or to accurately value them. Commodity-related investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer’s creditworthiness deteriorates. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments or measures.
Non-diversification risk. To the extent an underlying fund is not diversified, the underlying fund can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the portfolio’s and the underlying fund’s losses from adverse events affecting a particular issuer.
Portfolio turnover risk. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareowners to incur a higher level of taxable income or capital gains.
Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.
An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The portfolio's past performance
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Standard & Poor's 500 Index and the Barclays Capital Aggregate Bond Index, each a broad-based measure of market performance that has characteristics relevant to the portfolio’s investment strategies.
The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.
The portfolio's past performance does not necessarily indicate how it will perform in the future.

Summary Prospectus
Annual return Class I Shares (%)
(Year ended December 31)

For the period covered by the bar chart:
The highest calendar quarterly return was 16.41% (04/01/2009 to 06/30/2009).
The lowest calendar quarterly return was –18.17% (10/01/2008 to 12/31/2008).
Average annual total return (%)
(for periods ended December 31, 2013)
	1 Year	5 Years	Since Inception (3/18/05)

Class I	16.52	13.88	5.88
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	32.39	17.94	7.38
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-2.02	4.44	4.74

Management
Investment adviser	Pioneer Investment Management, Inc.
Investment subadviser	Ibbotson Associates, Inc.
Portfolio management	Scott Wentsel, chief investment officer, Americas at Ibbotson (portfolio manager of the portfolio since 2005); Brian Huckstep, portfolio manager at Ibbotson (portfolio manager of the portfolio since 2005); Paul Arnold, senior consultant at Ibbotson (portfolio manager of the portfolio since 2012)
Tax information
Shares of the portfolio are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and by certain qualified pension and retirement plans (Qualified Plans). Owners of Variable Contracts should read the prospectus of their insurance company’s Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.
Payments to broker-dealers and other financial intermediaries
If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary’s website for more information.
In addition, shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the portfolio over another investment. Your insurance company’s separate account prospectus or disclosure document may contain additional information about these payments.

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